UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

WestRock Company

(Exact name of registrant as specified in its charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Abernathy Road, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, per share	WRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2023, WestRock Company, a Delaware corporation (“WestRock”), and/or certain of its subsidiaries, as applicable, entered into (i) an amendment to the credit agreement, dated as of July 7, 2022 (as amended from time to time, the “Rabobank Credit Agreement”), by and among WestRock and certain WestRock subsidiaries, the lenders party thereto and Coöperatieve Rabobank U.A., New York Branch, as administrative agent, (ii) an amendment to the credit agreement, dated as of July 7, 2022 (as amended on August 18, 2022, and as further amended from time to time, the “Wells Fargo Credit Agreement”), by and among WestRock and certain WestRock subsidiaries, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, and (iii) an amendment to the amended and restated credit agreement, dated as of July 7, 2022 (collectively with the Rabobank Credit Agreement and the Wells Fargo Credit Agreement, the “Credit Agreements”), by and among WestRock and certain WestRock subsidiaries, the lenders party thereto and CoBank, ACB, as administrative agent. On September 29, 2023, certain WestRock subsidiaries entered into an amendment to the Sixth Amended and Restated Receivables Sale Agreement, dated as of July 22, 2016 (as amended on May 2, 2019 and as further amended from time to time, the “RSA”). Each of the amendments revised the definition of “Change in Control” under the applicable Credit Agreement or the RSA to provide that the proposed combination of WestRock and the Smurfit Kappa group pursuant to the transaction agreement entered into and disclosed on September 12, 2023, by and among, inter alios, Smurfit Kappa Group plc, a public limited company incorporated in Ireland, and WestRock, would not constitute, or would not be deemed to constitute, a “Change in Control” thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY

By:	/s/Alexander W. Pease
Name:	Alexander W. Pease
Title:	Executive Vice President and Chief Financial Officer

Date: September 29, 2023